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                                                                    Exhibit 99.1

Consent of Independent Certified Accountants

The Board of Directors
AMBAC Indemnity Corporation

We consent to the incorporation by reference in the Form S-3 of Chevy Chase Auto Receivables Trust 1997-1 dated March 12, 1997 of the consolidated financial statements of AMBAC Indemnity Corporation as of December 31, 1996 and 1995, and for each of the years in the three year period ended December 31, 1996, which appears in the Form 8-K of AMBAC Inc. dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of Chevy Chase Auto Receivables Trust 1997-1.

                                            /s/ KPMG Peat Marwick LLP

New York, New York
March 12, 1997


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